                        SEMIANNUAL REPORT / APRIL 30 2000

                          AIM INTERNATIONAL EQUITY FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                [ COVER IMAGE ]

                      -------------------------------------

                      HUMAN ACHIEVEMENT BY TSING-FANG CHEN

         FOR THIS STUDY IN MODERN ICONOGRAPHY, TSING-FANG CHEN CREATED

           A MULTICULTURAL COLLAGE OF SYMBOLS REPRESENTING THE FINEST

       ACHIEVEMENTS OF PEOPLE AROUND THE WORLD. TODAY, THE INTERNATIONAL

             MARKETPLACE HELPS PUT MANY OF THE WORLD'S GREAT IDEAS

           INTO ACTION--IDEAS THAT COULD BECOME THE SYMBOLS OF HUMAN

                       ACHIEVEMENT FOR THE 21ST CENTURY.

                      -------------------------------------

AIM International Equity Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o   Had fees and expenses not been waived, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

================================================================================
CLASS A SHARES

Inception (4/7/92)                 15.58%

5 years                            16.53

1 year                             32.01*

*39.71% excluding sales charges

CLASS B SHARES

Inception (9/15/94)                14.15%

5 years                            16.73

1 year                             33.70*

*38.70% excluding CDSC

CLASS C SHARES

Inception (8/4/97)                 14.96%

1 year                             37.65*

*38.65% excluding CDSC
================================================================================

o Past performance does not guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
o In addition to the 4/30/00 returns, industry regulations require us to provide average annual total returns as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 48.28%; five years, 19.24%; inception (4/7/92), 16.98%. Class B shares, one year, 50.70%; five years, 19.47%; inception (9/15/94), 16.15%. Class C shares, one year, 54.72%; inception (8/4/97), 19.19%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI EAFE--Registered Trademark--(Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                          AIM INTERNATIONAL EQUITY FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   When we started AIM in 1976, we had only a table, two chairs
     [PHOTO OF     and a telephone. At the time, Bob Graham, Gary Crum and I
    Charles T.     had the idea of creating a mutual fund company that put
      Bauer,       people first. Our slogan, "people are the product," means
   Chairman of     that people--our employees and our investors--are our
   the Board of    company.
     THE FUND          Almost a quarter-century later, we've grown to more than
   APPEARS HERE]   seven million investors, $176 billion in assets under
                   management and 53 retail funds. Over that time, the industry
     [PHOTO OF     as a whole has grown from $51 billion in assets to more than
     Robert H.     $7 trillion today. I never dreamed we would see such
      Graham,      phenomenal growth. You are the main reason for our success,
    APPEARS HERE]  and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                       Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman,  A I M Advisors, Inc.


                          AIM INTERNATIONAL EQUITY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND POSTS STRONG RETURNS IN CHOPPY MARKET

INTERNATIONAL MARKETS HAVE BEEN VERY VOLATILE LATELY. HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM OVER THE REPORTING PERIOD?
The fund produced excellent results in the six-month reporting period ended April 30, 2000. Class A shares reported a total return of 21.26%, Class B shares 20.83% and Class C shares 20.81%. These returns are at net asset value, excluding sales charges. The fund outperformed the MSCI EAFE--Registered Trademark--Index, which produced a 6.72% six-month return. It also outpaced its peers, represented by the 13.57% return of the Lipper International Fund Index.
    The fund's total net assets reached $3.96 billion as of April 30, 2000, up from $3.06 billion six months ago.

WHAT HAPPENED IN INTERNATIONAL MARKETS OVER THE PAST SIX MONTHS?
World markets reached record highs near the end of 1999 in a rally dominated by technology, media and telecommunications stocks, commonly dubbed TMTs. This rally lasted for most of the reporting period, ending in March with a sharp sell-off in TMT stocks. Investors became worried about the sky-high valuation of technology stocks, especially those with no earnings. In mid-April, U.S. technology stocks plunged, and European and Asian markets followed suit. The rest of the period was marked by intense day-to-day volatility. Sentiment began to improve in late April as some TMT companies announced stronger-than-expected earnings.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Recent volatility has not dampened our enthusiasm for telecommunications and technology stocks. These two sectors made up about 48.97% of the portfolio as of April 30, 2000.
    Our investment strategy focuses on high-quality companies that produce earnings. Over the past six months, our analysis has led us to stocks in the technology infrastructure, bandwidth and storage areas. We've steered away from Internet stocks, such as Internet service providers and Web portal companies, because they don't meet our earnings criteria. This strategy has helped the fund reduce risk.

JAPAN WAS YOUR TOP COUNTRY ALLOCATION. WHAT WERE THE MAJOR TRENDS THERE? Japan's technology stocks reached new heights in late 1999, only to suffer a major correction in 2000. We mitigated the effects on the fund by reducing our Japanese holdings by roughly one-third, from 25.23% of the portfolio as of October 31, 1999, to 16.56% as of April 30, 2000.
    Meanwhile, Japan's economic recovery remains questionable. Its gross domestic product declined for two consecutive quarters, officially signaling recession. But many analysts predict that the worst may be over. Information technology, especially wireless communications, could help jump-start economic growth. For instance, the number of mobile phones in Japan now surpasses the number of fixed-line phones, and one in 20 Japanese uses a mobile phone to access the Internet.

WHAT HAPPENED IN EUROPE? DID THE FUND HAVE MUCH EXPOSURE THERE?
European stocks made up 51% of the fund, mostly consisting of major TMT companies. The exposure hurt the fund's performance somewhat as European equity markets suffered a correction near the end of the reporting period. Despite this recent dip, we remain bullish on the region for a number of reasons:

o European economic growth is accelerating. Last year's GDP growth rate was about 2%, and economists predict a 3% rate for 2000. Inflation is low and employment remains high.
o European equity markets are growing at record levels. Many Europeans are turning to stocks as a way to supplement retirement income, realizing that government-run pension plans may not provide enough. The interest in stocks has spawned a new era of entrepreneurship and investment throughout Europe.

FUND PERFORMANCE

As of 4/30/00

GROWTH OF TOTAL NET ASSETS

10/31/99     $3.06 BILLION
 4/30/00     $3.96 BILLION

AIM INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES

Six-month returns, excluding sales charges

================================================================================

FUND CLASS A SHARES                            21.26%
FUND CLASS B SHARES                            20.83%
FUND CLASS C SHARES                            20.81%
LIPPER INTERNATIONAL FUND INDEX                13.57%
MSCI EAFE--Registered Trademark--INDEX          6.72%
================================================================================


          See important fund and index disclosures inside front cover.

                          AIM INTERNATIONAL EQUITY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


o On the currency front, the euro remained weak. Falling sharply in both March and April, the currency recorded all-time lows, pushing it well below parity with the U.S. dollar. But the euro's weaker value has helped boost earnings for Euroland companies exporting to the United States and elsewhere.

IN WHAT OTHER COUNTRIES DID THE FUND HAVE INVESTMENTS?
We had holdings in Asia, including Hong Kong, Singapore, Thailand and Taiwan--markets where technology and telecommunications sectors were strong. Our favorite emerging economy outside Asia and Europe was Mexico. The country has benefited from lowered trade barriers and growing demand from U.S. consumers. We found attractive opportunities in the Mexican beverage and media industries.

WHAT WERE YOUR TOP HOLDINGS?
We invested in international leaders in wireless communications and the
Internet:

o Nokia--The Finnish company, which controls more than a quarter of the world's mobile-phone market, continues to post significant earnings increases. The company has high hopes for its next generation of mobile phones, which allow handsets to receive data and access the Internet.
o Nortel Networks--Canadian-based Nortel beat analysts' estimates in its most recent quarter, reflecting the strength of its optical networking, wireless Internet and high-speed Internet access businesses. The second-largest communications company in North America, Nortel recently increased its forecast for revenue and earnings growth in 2000.
o Vodafone AirTouch--In April 2000, European regulators approved Vodafone AirTouch's $173 billion acquisition of German telecom Mannesmann after a protracted takeover battle. After buying Mannesmann, U.K.-based Vodafone will be the world's largest cellular operator, with 42 million subscribers worldwide.

WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?
We expect the markets to remain volatile, but we believe that the long-term prospects for international growth investing are strong, especially in the technology and telecommunications sectors.
    The outlook for Europe remains bright. In the future, we can probably expect Europe to resemble the United States more closely in terms of Internet usage, connectivity and broadband access. Internet penetration in Europe is only half that in the United States (Finland and Sweden are notable exceptions), so enthusiasm for technology should remain strong.
    In Japan, technology is gaining momentum, but the economy is still struggling. We search for individual Japanese stocks that may perform well regardless of the country's economic situation.
    In general, the fund will continue to favor international market leaders with a capacity for innovation, sales-volume expansion, pricing flexibility and high productivity. We regard dips in the share prices of solid companies as buying opportunities.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES                                      TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
  1. Nokia Oyj (Finland)               3.36%    1. Communications Equipment                  12.26%    1. Japan               16.56%
  2. Nortel Networks Corp. (Canada)    2.54     2. Telecommunications (Cellular/Wireless)     8.48     2. United Kingdom      12.02
  3. Vodafone AirTouch PLC (U.K.)      2.38     3. Telephone                                  6.35     3. France              10.23
  4. Telefonaktiebolaget LM Ericsson            4. Electronics (Component Distributors)       6.33     4. Canada               9.65
     A.B. - Class B (Sweden)           2.19
  5. Koninklijke (Royal) Philips                5. Electronics (Semiconductors)               5.83     5. Switzerland          6.38
     Electronics N.V. (Netherlands)    1.90
  6. Total Fina Elf (France)           1.79     6. Services (Commercial & Consumer)           5.19     6. Netherlands          5.57
  7. China Telecom Ltd. (Hong Kong)    1.65     7. Computers (Software & Services)            3.99     7. Germany              4.85
  8. Siemens A.G. (Germany)            1.53     8. Electrical Equipment                       3.33     8. Finland              3.87
  9. Epcos A.G. (Germany)              1.52     9. Broadcasting (Television, Radio & Cable)   2.94     9. Sweden               3.60
 10. Tokyo Electron Ltd. (Japan)       1.49    10. Insurance (Multi-Line)                     2.15    10. Mexico               3.57

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

          See important fund and index disclosures inside front cover.

                          AIM INTERNATIONAL EQUITY FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

TEST YOUR GLOBAL INVESTING IQ

How much do you know about international investing? Take this quiz and find out. (Suggestion: Fold back the opposite page before you begin).
    Some of the answers may surprise you. They may even change your opinion about the potential benefits of investing overseas.
    For more information about international investing, please see your financial advisor. We think you'll come to the same conclusion as many other investors: International opportunities are too attractive to ignore, especially when you're saving for long-term goals.

                                 [MAP OF WORLD]

QUESTIONS

1.  WHAT PERCENTAGE OF THE WORLD'S SECURITIES ARE TRADED OUTSIDE THE UNITED
    STATES?
    a. 40%
    b. 60%
    c. 80%

2.  HOW MANY OF THE WORLD'S LARGEST 100 COMPANIES ARE FOREIGN-OWNED?
    a. Fewer than 20
    b. 20 to 50
    c. More than 50

3.  WHICH OF THESE PRODUCTS OR BRANDS IS FOREIGN-OWNED?
    a. Dr. Pepper
    b. Lean Cuisine
    c. Panasonic
    d. All of the above

4. FOREIGN INVESTING INVOLVES GREATER POLITICAL, ECONOMIC AND CURRENCY RISKS THAN INVESTING IN THE UNITED STATES.
    a. True
    b. False

5.  WHAT MARKET HAD THE HIGHEST RETURNS OVER THE PAST 20 YEARS?
    a. United States
    b. Netherlands
    c. Sweden
    d. Hong Kong

6. HOW MANY TIMES HAS THE U.S. STOCK MARKET RANKED NO. 1 AMONG THE WORLD'S TOP-PERFORMING MARKETS OVER THE PAST 18 YEARS?
    a. 0
    b. 3
    c. 5

7.  A GLOBAL MUTUAL FUND CONTAINS:
    a. U.S. securities as well as foreign securities
    b. A broad spectrum of non-U.S. securities
    c. A greater number of securities than any other type of fund

8. THE ADVANTAGES OF MUTUAL FUND INVESTING CAN BE EVEN GREATER WITH INTERNATIONAL INVESTING THAN WITH DOMESTIC.
    a. True
    b. False

9. INVESTING YOUR RETIREMENT SAVINGS IN SOMETHING AS RISKY AS FOREIGN SECURITIES IS UNWISE.
    a. True
    b. False

10. HOW MUCH OF YOUR PORTFOLIO SHOULD YOU INVEST OVERSEAS?
    a. Less than 5%
    b. 5% to 15%
    c. 20% to 40%


                          AIM INTERNATIONAL EQUITY FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


                                 [MAP OF WORLD]

ANSWERS

1. ANSWER: c. Approximately 83% of the world's securities are traded in markets outside the United States. Source: Morgan Stanley Capital International


2. ANSWER: b. 42 of the world's largest 100 companies (in terms of market capitalization) are located outside the United States, as of December 31, 1999.


3. ANSWER: d. Dr. Pepper--Cadbury Schweppes (England); Lean Cuisine--Nestle (Switzerland); Panasonic--Matsushita (Japan). These names are presented as examples and are not necessarily holdings of any AIM fund.


4. ANSWER: a. TRUE. International investing can pose greater risks, as well as greater rewards, compared to U.S. investments. These include, for instance, risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the funds' foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.


5. ANSWER: c. Over the 20 years ended December 31, 1999, the markets ranked as follows in terms of average annual total return: 1. Sweden, 23.20% 2. Netherlands, 18.20% 3. Hong Kong, 17.01% 4. United States, 16.85%. Source:
    Lipper, Inc.


6. ANSWER: a. The U.S. stock market never ranked No. 1 among foreign stock markets over the past 18 years ending December 31, 1999. It was in the top five only four times. Source: Morgan Stanley Capital International.


7. ANSWER: a. Global funds include U.S. securities as well as foreign securities. International funds contain few or no U.S. securities in their portfolios.


8. ANSWER: a. TRUE. Finding information on foreign stocks can be difficult, trading can be more complicated, and buying a diversified foreign portfolio can be expensive. So the advantages of mutual fund diversification and professional management can be even greater when you invest overseas.


9. ANSWER: b. FALSE. It's important to include growth in your retirement investment program to gain the potential to outpace inflation. Foreign stocks have historically been an effective way to add growth to your portfolio. Source: Morgan Stanley Capital International.


10. ANSWER: c. Some asset allocation experts recommend that 20% to 40% of your portfolio should be in foreign investments. Of course, your investment decisions should be based on your goals and risk tolerance. Your financial advisor can help you find the allocation that's right for you.

HOW DID YOU DO?

8-10 CORRECT: Excellent. You have a keen understanding of global investing. Are you putting that knowledge to work?

5-7 CORRECT: Not bad. Time to build on what you know. Knowledge is power!

FEWER THAN 5 CORRECT: Don't be discouraged. Your financial advisor can help you learn more.

TALK TO YOUR PERSONAL ASSET ALLOCATION EXPERT--YOUR FINANCIAL ADVISOR. THIS QUIZ IS ONLY A BRIEF INTRODUCTION TO A COMPLEX SUBJECT. THE CORRECT ANSWERS MAY DEPEND ON YOUR OVERALL INVESTMENT STRATEGY, GOALS, RISK TOLERANCE AND AVAILABLE RESOURCES. ASK YOUR FINANCIAL ADVISOR ABOUT THE POTENTIAL ROLE THAT FOREIGN SECURITIES COULD PLAY WITHIN YOUR INVESTMENT PORTFOLIO, BASED ON YOUR PARTICULAR SITUATION.


                          AIM INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                      MARKET
                                     SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.19%

AUSTRALIA-1.13%

AMP Ltd.
  (Insurance-Life/Health)             1,352,000   $   11,843,520
----------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                              383,000       10,780,990
----------------------------------------------------------------
Cable & Wireless Optus Ltd.
  (Telephone)(a)                      3,103,700       10,023,461
----------------------------------------------------------------
Telstra Corp. Ltd.-Installment
  Receipts (Telephone)                4,774,700       12,213,301
----------------------------------------------------------------
                                                      44,861,272
----------------------------------------------------------------

BRAZIL-1.09%

Embratel Participacoes S.A.-ADR
  (Telephone)                           492,800       11,088,000
----------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)          76,271       18,159,053
----------------------------------------------------------------
Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                  105,840        6,747,300
----------------------------------------------------------------
Telesp-Telecomunicacoes de Sao
  Paulo S.A.-ADR (Telephone)            286,300        7,229,075
----------------------------------------------------------------
                                                      43,223,428
----------------------------------------------------------------

CANADA-9.65%

360networks Inc.
  (Communications Equipment)(a)         506,800        7,697,025
----------------------------------------------------------------
BCE Inc. (Telephone)                    370,400       42,906,856
----------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/ Defense)                1,893,100       50,891,847
----------------------------------------------------------------
Celestica Inc.
(Electronics-Semiconductors)(a)         836,500       45,144,444
----------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics-Component
  Distributors)(a)                      787,000       39,868,288
----------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                         855,400       21,435,556
----------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)            886,914      100,443,011
----------------------------------------------------------------
Research in Motion Ltd.
  (Electronics-Component
  Distributors)                          58,900        2,502,405
----------------------------------------------------------------
Rogers Communications,
  Inc.-Class B
  (Telecommunications-Cellular/
  Wireless)(a)                        1,402,000       36,505,978
----------------------------------------------------------------
Shaw Communications Inc.-Class
  B (Broadcasting-Television,
  Radio & Cable)                      1,474,000       34,497,872
----------------------------------------------------------------
                                                     381,893,282
----------------------------------------------------------------

DENMARK-0.31%

Vestas Wind Systems A/S
  (Manufacturing- Specialized)           36,000       12,033,671
----------------------------------------------------------------

FINLAND-3.87%

Nokia Oyj (Communications
  Equipment)                          2,314,968      132,898,563
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
FINLAND-(CONTINUED)

Sonera Oyj
  (Telecommunications-Cellular/
  Wireless)                             364,600   $   20,068,641
----------------------------------------------------------------
                                                     152,967,204
----------------------------------------------------------------

FRANCE-10.23%

Altran Technologies S.A.
  (Services-Commercial &
  Consumer)                             279,600       57,184,642
----------------------------------------------------------------
AXA (Insurance-Multi-Line)              288,614       42,826,964
----------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                633,100       51,205,900
----------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/Marketing)         58,200     29,069,748
----------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)          172,650       34,855,380
----------------------------------------------------------------
PSA Peugeot Citroen
  (Automobiles)                          98,100       20,313,614
----------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television,
  Radio & Cable)                         62,735       42,978,456
----------------------------------------------------------------
STMicroelectronics N.V.
  (Electronics-Semiconductors)          291,700       55,705,080
----------------------------------------------------------------
Total Fina Elf (Oil &
  Gas-Refining & Marketing)             466,144       70,781,925
----------------------------------------------------------------
                                                     404,921,709
----------------------------------------------------------------

GERMANY-4.85%

Epcos A.G.
  (Electronics-Component
  Distributors)(a)                      426,250       60,303,250
----------------------------------------------------------------
Infineon Technologies A.G.
(Electronics-Semiconductors)(a)         540,400       37,242,936
----------------------------------------------------------------
Intershop Communications A.G.
  (Computers-Software &
  Services)(a)                           17,320        7,697,654
----------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)          10,500       26,079,417
----------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)           410,000       60,540,821
----------------------------------------------------------------
                                                     191,864,078
----------------------------------------------------------------

HONG KONG-3.11%

China Telecom Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                        9,104,000       65,160,479
----------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                    3,880,000       17,932,522
----------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                2,744,000       39,807,939
----------------------------------------------------------------
                                                     122,900,940
----------------------------------------------------------------

INDONESIA-0.21%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                      1,172,000        8,204,000
----------------------------------------------------------------

ITALY-1.52%

Bipop (Banks-Regional)                  201,400       18,323,372
----------------------------------------------------------------
Gruppo Editoriale L'Espresso
  (Publishing)                          520,000        7,332,988
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
ITALY-(CONTINUED)

Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/
  Wireless)                           3,620,000   $   34,581,498
----------------------------------------------------------------
                                                      60,237,858
----------------------------------------------------------------

JAPAN-16.56%

Advantest Corp.
  (Electronics-Instrumentation)         183,000       41,875,538
----------------------------------------------------------------
Crayfish Co., Ltd.-ADR
  (Computers-Software &
  Services)(a)                          491,600        7,312,550
----------------------------------------------------------------
DDI Corp. (Telephone)                     3,475       39,903,690
----------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics-Component
  Distributors)                         167,800       20,294,189
----------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)           270,000       27,503,820
----------------------------------------------------------------
Matsushita Communication
  Industrial Co., Ltd.
  (Telephone)                           199,000       31,217,854
----------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                         213,000       41,422,420
----------------------------------------------------------------
NEC Corp. (Computers-Hardware)        2,088,000       56,847,896
----------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp.
  (Telecommunications-Long
  Distance)                               2,573       31,928,694
----------------------------------------------------------------
NTT Data Corp.
  (Computers-Software &
  Services)(a)                            1,984       26,457,008
----------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-Cellular/
  Wireless)                               1,135       37,943,696
----------------------------------------------------------------
Ricoh Co., Ltd. (Office
  Equipment & Supplies)               1,141,000       24,091,124
----------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                          74,000       24,807,149
----------------------------------------------------------------
Sanix Inc. (Services-Commercial
  & Consumer)                           176,800       10,478,492
----------------------------------------------------------------
Sanix Inc.-Bonus Shares
  (Services-Commercial &
  Consumer)(a)(b)                        88,400        5,239,246
----------------------------------------------------------------
Sanyo Electric Co., Ltd.
  (Electronics-Component
  Distributors)(a)                    6,104,000       40,755,512
----------------------------------------------------------------
Sharp Corp. (Electrical
  Equipment)                            918,000       17,724,962
----------------------------------------------------------------
Sony Corp. (Electrical
  Equipment)                            167,900       19,295,634
----------------------------------------------------------------
Sony Corp.-Bonus Shares
  (Electrical Equipment)(a)(b)          167,900       19,435,570
----------------------------------------------------------------
Takeda Chemical Industries Ltd.
  (Health Care-Drugs-Generic &
  Other)                                642,000       42,270,871
----------------------------------------------------------------
Tokyo Electron Ltd.
  (Electronics-Semiconductors)          362,000       59,034,310
----------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                          196,700       29,509,098
----------------------------------------------------------------
                                                     655,349,323
----------------------------------------------------------------

MEXICO-3.57%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)             796,800       14,790,600
----------------------------------------------------------------
Fomento Economico Mexicano,
  S.A. de C.V.-ADR
  (Beverages-Alcoholic)                 669,970       27,636,263
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
MEXICO-(CONTINUED)

Grupo Modelo S.A. de
  C.V.-Series C
  (Beverages-Alcoholic)               4,538,900   $    9,644,921
----------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                    536,200       34,015,188
----------------------------------------------------------------
Kimberly-Clark de Mexico, S.A.
  de C.V.-Class A (Paper &
  Forest Products)                    1,979,000        6,370,984
----------------------------------------------------------------
Telefonos de Mexico S.A.-Class
  L-ADR (Telephone)                     508,800       29,923,800
----------------------------------------------------------------
Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                     8,782,000       18,707,937
----------------------------------------------------------------
                                                     141,089,693
----------------------------------------------------------------

NETHERLANDS-5.57%

CMG PLC (Computers-Software &
  Services)                             551,100       35,348,050
----------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                          1,684,000       75,180,304
----------------------------------------------------------------
KPNQwest N.V.
  (Telecommunications-Long
  Distance)(a)                          865,900       36,002,269
----------------------------------------------------------------
United Pan-Europe
  Communications N.V.
  (Broadcasting-Television,
  Radio & Cable)(a)                   1,064,400       38,764,697
----------------------------------------------------------------
VNU N.V. (Publishing)                   654,600       35,048,416
----------------------------------------------------------------
                                                     220,343,736
----------------------------------------------------------------

PORTUGAL-0.37%

PT MULTIMEDIA-Servicos de
  Telecomunicacoes e Multimedia
  SGPS S.A.
  (Broadcasting-Television,
  Radio & Cable)(a)                     210,600       14,705,598
----------------------------------------------------------------

SINGAPORE-1.35%

Datacraft Asia Ltd.
  (Communications Equipment)          1,418,400       10,638,000
----------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)(a)             1,393,274       19,184,355
----------------------------------------------------------------
Keppel Corp. Ltd. (Engineering
  & Construction)                     3,901,900        9,053,451
----------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)               749,000       14,657,878
----------------------------------------------------------------
                                                      53,533,684
----------------------------------------------------------------

SOUTH KOREA-1.46%

Korea Telecom Corp.-ADR
  (Telephone)                           464,000       16,008,000
----------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Diversified)               597,000       13,717,954
----------------------------------------------------------------
Pohang Iron & Steel Co.
  Ltd.-ADR (Iron & Steel)               747,700       15,701,700
----------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics- Component
  Distributors)(a)                       45,000       12,164,902
----------------------------------------------------------------
                                                      57,592,556
----------------------------------------------------------------

SPAIN-1.31%

Telefonica S.A. (Telephone)(a)        2,326,827       51,822,868
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
SWEDEN-3.60%

NetCom A.B.-Class B
  (Telecommunications-Cellular/
  Wireless)(a)                          667,400   $   47,453,265
----------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/ Brokerage)                   206,000        8,553,633
----------------------------------------------------------------
Telefonaktiebolaget LM Ericsson
  A.B.-Class B (Communications
  Equipment)                            972,900       86,549,983
----------------------------------------------------------------
                                                     142,556,881
----------------------------------------------------------------

SWITZERLAND-6.38%

ABB Ltd. (Engineering &
  Construction)                         512,050       57,522,017
----------------------------------------------------------------
Adecco S.A.
  (Services-Commercial &
  Consumer)                              57,891       47,556,322
----------------------------------------------------------------
Ares-Serono Group-Class B
  (Health Care-Drugs-Generic &
  Other)(a)                              14,590       44,849,956
----------------------------------------------------------------
Compagnie Financiere Richemont
  A.G. (Tobacco)                         20,600       50,109,724
----------------------------------------------------------------
Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                        1,000       10,298,984
----------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                 99,300       42,256,546
----------------------------------------------------------------
                                                     252,593,549
----------------------------------------------------------------

TAIWAN-0.93%

Far Eastern Textile Ltd.
  (Chemicals-Diversified)             9,331,470       14,334,992
----------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.
  (Computers-Hardware)(a)             3,472,000       22,356,071
----------------------------------------------------------------
                                                      36,691,063
----------------------------------------------------------------

THAILAND-0.25%

Siam Commercial Bank Public Co.
  Ltd.-$1.365 Conv. Pfd.
  (Banks-Regional)(a)                 9,404,000        7,535,058
----------------------------------------------------------------
Siam Commercial Bank Public Co.
  Ltd.-Wts., expiring 05/10/02
  (Banks-Regional)                    9,404,000        2,421,101
----------------------------------------------------------------
                                                       9,956,159
----------------------------------------------------------------

UNITED KINGDOM-12.02%

ARM Holdings PLC
(Electronics-Semiconductors)(a)       3,295,750       33,625,244
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
UNITED KINGDOM-(CONTINUED)

Capita Group PLC
  (Services-Commercial &
  Consumer)                           1,823,900   $   46,791,234
----------------------------------------------------------------
COLT Telecom Group PLC
  (Telephone)(a)                      1,342,600       57,071,601
----------------------------------------------------------------
Compass Group PLC
  (Services-Commercial &
  Consumer)                           2,691,300       38,190,062
----------------------------------------------------------------
Jazztel PLC-ADR (Telephone)(a)          100,500        5,226,000
----------------------------------------------------------------
Kingston Communication (Hull)
  PLC (Telecommunications-Long
  Distance)(a)                          449,000        5,616,060
----------------------------------------------------------------
Logica PLC (Computers-Software
  & Services)                         1,393,900       42,012,881
----------------------------------------------------------------
Marconi PLC (Communications
  Equipment)                          2,588,300       32,313,799
----------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)          1,618,300       18,905,587
----------------------------------------------------------------
Sage Group PLC (The)
  (Computers-Software &
  Services)                             869,000        9,624,081
----------------------------------------------------------------
Shell Transport & Trading Co.
  (Oil-International
  Integrated)                         5,940,000       48,344,004
----------------------------------------------------------------
Vodafone AirTouch PLC
  (Telephone)                        20,495,428       94,018,252
----------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                          2,729,500       43,961,603
----------------------------------------------------------------
                                                     475,700,408
----------------------------------------------------------------

UNITED STATES-0.85%

NTL Inc.
  (Telecommunications)(a)               441,000       33,736,500
----------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $2,444,660,328)                              3,568,779,460
----------------------------------------------------------------

MONEY MARKET FUNDS-7.64%

STIC Liquid Assets Portfolio(c)     151,117,648      151,117,648
----------------------------------------------------------------
STIC Prime Portfolio(c)             151,117,648      151,117,648
----------------------------------------------------------------
    Total Money Market Funds
      (Cost $302,235,296)                            302,235,296
----------------------------------------------------------------
TOTAL INVESTMENTS-97.83% (Cost
  $2,746,895,624)                                  3,871,014,756
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-2.17%                                   85,840,244
----------------------------------------------------------------
NET ASSETS-100.00%                                $3,956,855,000
================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Wts   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,746,895,624)                              $3,871,014,756
-------------------------------------------------------------
Foreign currencies, at value (cost
  $90,514,154)                                     89,280,605
-------------------------------------------------------------
Receivables for:
  Investments sold                                 42,247,166
-------------------------------------------------------------
  Capital stock sold                               22,157,458
-------------------------------------------------------------
  Dividends and interest                            8,462,589
-------------------------------------------------------------
Investment for deferred compensation plan              59,800
-------------------------------------------------------------
Other assets                                           75,278
-------------------------------------------------------------
    Total assets                                4,033,297,652
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            59,417,638
-------------------------------------------------------------
  Capital stock reacquired                         10,026,519
-------------------------------------------------------------
  Deferred compensation plan                           59,800
-------------------------------------------------------------
Accrued advisory fees                               2,827,361
-------------------------------------------------------------
Accrued administrative services fees                   18,341
-------------------------------------------------------------
Accrued distribution fees                           2,729,394
-------------------------------------------------------------
Accrued transfer agent fees                           575,292
-------------------------------------------------------------
Accrued directors' fees                                 1,484
-------------------------------------------------------------
Accrued operating expenses                            786,823
-------------------------------------------------------------
    Total liabilities                              76,442,652
-------------------------------------------------------------
Net assets applicable to shares outstanding    $3,956,855,000
=============================================================

NET ASSETS:

Class A                                        $2,587,686,008
=============================================================
Class B                                        $1,140,189,523
=============================================================
Class C                                        $  228,979,469
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      400,000,000
-------------------------------------------------------------
  Outstanding                                     101,934,437
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      46,457,258
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       9,323,401
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        25.39
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.39 divided by
      94.50%)                                  $        26.87
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        24.54
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        24.56
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $1,147,594)                                   $ 13,927,615
------------------------------------------------------------
Interest                                             240,745
------------------------------------------------------------
    Total investment income                       14,168,360
------------------------------------------------------------

EXPENSES:

Advisory fees                                     17,655,021
------------------------------------------------------------
Administrative services fees                         110,544
------------------------------------------------------------
Custodian fees                                     1,325,204
------------------------------------------------------------
Distribution fees -- Class A                       3,837,371
------------------------------------------------------------
Distribution fees -- Class B                       5,612,587
------------------------------------------------------------
Distribution fees -- Class C                         911,898
------------------------------------------------------------
Transfer agent fees -- Class A                     1,931,479
------------------------------------------------------------
Transfer agent fees -- Class B                     1,139,033
------------------------------------------------------------
Transfer agent fees -- Class C                       185,062
------------------------------------------------------------
Directors' fees                                        9,371
------------------------------------------------------------
Other                                                481,719
------------------------------------------------------------
    Total expenses                                33,199,289
------------------------------------------------------------
Less: Fees waived by advisor                        (842,326)
------------------------------------------------------------
    Expenses paid indirectly                         (28,328)
------------------------------------------------------------
    Net expenses                                  32,328,635
------------------------------------------------------------
Net investment income (loss)                     (18,160,275)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          426,687,347
------------------------------------------------------------
  Foreign currencies                              (9,267,532)
------------------------------------------------------------
                                                 417,419,815
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          232,060,364
------------------------------------------------------------
  Foreign currencies                                (306,131)
------------------------------------------------------------
                                                 231,754,233
------------------------------------------------------------
Net gain on investment securities and foreign
  currencies                                     649,174,048
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $631,013,773
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (18,160,275)   $  (10,949,841)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   417,419,815       182,790,856
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            231,754,233       475,814,111
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         631,013,773       647,655,126
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                 --       (10,410,630)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                        (86,521,260)      (20,381,375)
----------------------------------------------------------------------------------------------
  Class B                                                        (38,910,577)       (9,045,542)
----------------------------------------------------------------------------------------------
  Class C                                                         (5,375,880)         (756,877)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        183,336,685       (81,882,865)
----------------------------------------------------------------------------------------------
  Class B                                                        113,040,101       (28,939,533)
----------------------------------------------------------------------------------------------
  Class C                                                         96,539,048        39,293,753
----------------------------------------------------------------------------------------------
    Net increase in net assets                                   893,121,890       535,532,057
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,063,733,110     2,528,201,053
----------------------------------------------------------------------------------------------
  End of period                                               $3,956,855,000    $3,063,733,110
==============================================================================================
NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,395,514,716    $2,002,598,882
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (26,259,136)       (8,098,861)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       464,174,290       177,562,192
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                         1,123,425,130       891,670,897
----------------------------------------------------------------------------------------------
                                                              $3,956,855,000    $3,063,733,110
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered by the Fund's portfolio managers to have strong earnings momentum.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
 B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
 C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
 D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
 F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
 G. Expenses--Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive a portion of its advisory fees paid to the Fund by AIM to the extent necessary to reduce the fees paid by the Fund at the net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is contractual and may not be terminated without approval of the Board of Directors of the Company. During the six months ended April 30, 2000, AIM waived fees of $842,326.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $110,544 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $1,264,231 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $3,837,371, $5,612,587 and $911,898, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $466,995 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $35,762 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2000, the Fund paid legal fees of $3,315 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $23,669 and $4,659, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $28,328 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $1,677,865,200 and $1,661,056,179, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $1,272,419,138
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (151,571,228)
----------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $1,120,847,910
============================================================================

Cost of investments for tax purposes is $2,750,166,846.


NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                  OCTOBER 31, 1999
                                                             ----------------------------    -------------------------------
                                                               SHARES          AMOUNT           SHARES           AMOUNT
                                                             -----------    -------------    ------------    ---------------
Sold:
  Class A                                                     33,757,855    $ 897,644,273     144,897,083    $ 2,695,101,630
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      6,064,091      157,102,206      11,600,846        212,065,890
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      5,865,354      152,603,579       9,254,771        168,733,197
----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      3,304,152       80,984,763       1,596,985         28,282,611
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,485,243       35,304,203         482,230          8,356,948
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        214,162        5,094,904          39,786            689,883
----------------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions*:
  Class A                                                             --               --       5,974,789        106,921,489
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --               --       2,061,255         35,971,364
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (29,855,186)    (795,292,351)   (155,781,747)    (2,912,188,595)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,111,824)     (79,366,308)    (15,614,562)      (285,333,735)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,351,153)     (61,159,435)     (7,117,246)      (130,129,327)
----------------------------------------------------------------------------------------------------------------------------
                                                              15,372,694    $ 392,915,834      (2,605,810)   $   (71,528,645)
============================================================================================================================

* The Fund acquired AIM International Growth Fund on February 12, 1999. The acquired fund's net assets as of the closing date were $125,802,235. The net assets of the Fund immediately prior to acquisition were $2,655,808,540.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                         YEAR ENDED OCTOBER 31,
                                                APRIL 30,        ----------------------------------------------------------------
                                                   2000             1999        1998(a)       1997(a)       1996(a)        1995
                                             ----------------    ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period            $    21.73       $    17.59    $    16.64    $    15.37    $    13.65    $  13.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.08)           (0.03)         0.05          0.04          0.04        0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized
    and unrealized)                                   4.67             4.49          0.96          1.68          2.07        0.62
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                  4.59             4.46          1.01          1.72          2.11        0.63
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  --            (0.11)        (0.06)        (0.02)        (0.01)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (0.93)           (0.21)           --         (0.43)        (0.38)      (0.44)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                              (0.93)           (0.32)        (0.06)        (0.45)        (0.39)      (0.48)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    25.39       $    21.73    $    17.59    $    16.64    $    15.37    $  13.65
=================================================================================================================================
Total return(b)                                      21.26%           25.73%         6.11%        11.43%        15.79%       5.24%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $2,587,686       $2,058,419    $1,724,635    $1,577,390    $1,108,395    $654,764
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.42%(c)         1.48%         1.45%         1.47%         1.58%       1.67%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.46%(c)         1.52%         1.49%         1.51%         1.60%       1.68%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.69)%(c)       (0.14)%        0.28%         0.24%         0.25%       0.10%
=================================================================================================================================
Portfolio turnover rate                                 45%              86%           78%           50%           66%         68%
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $2,572,303,623.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                         APRIL 30,        -------------------------------------------------------
                                                          2000(a)         1999(a)     1998(a)     1997(a)     1996(a)      1995
                                                      ----------------    --------    --------    --------    --------    -------
Net asset value, beginning of period                     $    21.11       $  17.13    $  16.27    $  15.13    $  13.54    $ 13.49
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.18)         (0.17)      (0.09)      (0.09)      (0.07)     (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                                4.54           4.36        0.95        1.66        2.04       0.61
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                           4.36           4.19        0.86        1.57        1.97       0.52
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           --             --          --          --          --      (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.93)         (0.21)         --       (0.43)      (0.38)     (0.44)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                       (0.93)         (0.21)         --       (0.43)      (0.38)     (0.47)
=================================================================================================================================
Net asset value, end of period                           $    24.54       $  21.11    $  17.13    $  16.27    $  15.13    $ 13.54
=================================================================================================================================
Total return(b)                                               20.78%         24.72%       5.29%      10.61%      14.88%      4.35%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $1,140,190       $887,106    $744,987    $678,809    $368,355    $51,964
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             2.17%(c)       2.27%       2.22%       2.25%       2.35%      2.55%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          2.21%(c)       2.31%       2.26%       2.28%       2.37%      2.56%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (1.44)%(c)     (0.93)%     (0.49)%     (0.53)%     (0.53)%    (0.78)%
=================================================================================================================================
Portfolio turnover rate                                          45%            86%         78%         50%         66%        68%
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,128,685,135.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                      YEAR ENDED           AUGUST 4, 1997
                                                              SIX MONTHS ENDED        OCTOBER 31,            (DATE SALES
                                                                 APRIL 30,        -------------------       COMMENCED) TO
                                                                  2000(a)         1999(a)     1998(a)    OCTOBER 31, 1997(a)
                                                              ----------------    --------    -------    -------------------
Net asset value, beginning of period                              $  21.13        $  17.14    $16.27           $ 17.64
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.18)          (0.17)    (0.09)            (0.02)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       4.54            4.37      0.96             (1.35)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  4.36            4.20      0.87             (1.37)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                           (0.93)          (0.21)       --                --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  24.56        $  21.13    $17.14           $ 16.27
============================================================================================================================
Total return(b)                                                      20.76%          24.76%     5.35%             7.77%
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $228,979        $118,208    $58,579          $12,829
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.17%(c)        2.27%     2.22%             2.27%(d)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 2.21%(c)        2.31%     2.26%             2.30%(d)
============================================================================================================================
Ratio of net investment income (loss) to average net assets          (1.44)%(c)      (0.93)%   (0.49)%           (0.55)%(d)
============================================================================================================================
Portfolio turnover rate                                                 45%             86%       78%               50%
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $183,381,622.
(d)  Annualized.

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Gary T. Crum                            Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                   A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer
Formerly Vice Chairman and President,                                                     CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                          State Street Bank and Trust Company
                                                                                          225 Franklin Street
Jack Fields                                       Melville B. Cox                         Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                      COUNSEL TO THE FUND
Formerly Member                                   Mary J. Benson
of the U.S. House of Representatives              Assistant Vice President and            Ballard Spahr
                                                  Assistant Treasurer                     Andrews & Ingersoll, LLP
Carl Frischling                                                                           1735 Market Street
Partner                                           Sheri Morris                            Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Assistant Vice President and
                                                  Assistant Treasurer                     COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer             Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                     919 Third Avenue
                                                                                          New York, NY 10022
Prema Mathai-Davis                                P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.       Assistant Secretary                     DISTRIBUTOR

Lewis F. Pennock                                  Nancy L. Martin                         A I M Distributors, Inc.
Attorney                                          Assistant Secretary                     11 Greenway Plaza
                                                                                          Suite 100
Louis S. Sklar                                    Ofelia M. Mayo                          Houston, TX 77046
Executive Vice President                          Assistant Secretary
Hines Interests
Limited Partnership                               Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--






GROWTH FUNDS                            MONEY MARKET FUNDS                      A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund              AIM Money Market Fund                   in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                      AIM Tax-Exempt Cash Fund                approximately $176 billion in assets for more than
AIM Capital Development Fund                                                    7.4 million shareholders, including individual
AIM Constellation Fund(1)               INTERNATIONAL GROWTH FUNDS              investors, corporate clients and Financial
AIM Dent Demographic Trends Fund        AIM Advisor International Value Fund    institutions, as of March 31, 2000.
AIM Emerging Growth Fund                AIM Asian Growth Fund                       The AIM Family of Funds--Registered Trademark--
AIM Large Cap Growth Fund               AIM Developing Markets Fund             is distributed nationwide, and AIM today is the
AIM Large Cap Opportunities Fund        AIM Euroland Growth Fund(5)             eighth-largest mutual fund complex in the United
AIM Mid Cap Equity Fund                 AIM European Development Fund           States in assets under management, according to
AIM Mid Cap Growth Fund                 AIM International Equity Fund           Strategic Insight, an independent mutual fund
AIM Mid Cap Opportunities Fund(2)       AIM Japan Growth Fund                   monitor.
AIM Select Growth Fund                  AIM Latin American Growth Fund
AIM Small Cap Growth Fund(3)
AIM Small Cap Opportunities Fund(4)     GLOBAL GROWTH FUNDS
AIM Value Fund                          AIM Global Aggressive Growth Fund
AIM Weingarten Fund                     AIM Global Growth Fund
                                        AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                   GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund            AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                    GLOBAL INCOME FUNDS
AIM Charter Fund                        AIM Global Income Fund
                                        AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                  THEME FUNDS
AIM High Yield Fund                     AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                  AIM Global Financial Services Fund
AIM Income Fund                         AIM Global Health Care Fund
AIM Intermediate Government Fund        AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund      AIM Global Resources Fund
                                        AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
[DALBAR AWARD LOGO APPEARS HERE]                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       INT-SAR-1
A I M Distributors, Inc.